------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) January 29, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 29, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-1, Mortgage Pass-Through Certificates, Series 2003-1).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-100418               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On January 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-1.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 22, 2002 and the Prospectus Supplement dated January 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-1.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------
California                     1070          $ 499,982,455.59      66.53%
Colorado                         42          $  18,311,291.46       2.44%
Massachusetts                    47          $  20,491,452.50       2.73%
New Jersey                       49          $  20,350,336.55       2.71%
New York                         41          $  16,720,795.64       2.23%
xOther (less than 2%)           402          $ 175,618,568.10      23.37%
                          -----------------------------------------------------
                               1651          $ 751,474,899.84     100.00%






----------
(1) The Other row in the preceding table includes 38 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.010% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
660-699                         251          $ 116,698,941.72      15.53%
700-719                         256          $ 122,301,970.53      16.27%
720 and Above                  1144          $ 512,473,987.59      68.20%
                          -----------------------------------------------------
                               1651          $ 751,474,899.84     100.00%

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 737.86.

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                           Number of       Aggregate Principal     Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                        18          $  10,629,216.39       1.41%
Hi-rise Condominium              13          $   6,398,247.21       0.85%
Low-rise Condominium             66          $  27,505,904.07       3.66%
Planned Unit Development        389          $ 177,819,905.84      23.66%
Single Family Residence        1165          $ 529,121,626.33      70.41%
                          -----------------------------------------------------
                               1651          $ 751,474,899.84     100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
        5.500                     1          $     574,370.63       0.08%
        5.625                     4          $   1,729,518.92       0.23%
        5.750                    24          $  11,224,594.34       1.49%
        5.875                    34          $  15,640,614.38       2.08%
        5.990                     1          $     357,560.00       0.05%
        6.000                   203          $  93,760,690.06      12.48%
        6.125                   239          $ 110,562,825.60      14.71%
        6.245                     1          $     355,500.00       0.05%
        6.250                   315          $ 145,470,107.59      19.36%
        6.285                     1          $     648,000.00       0.09%
        6.325                     1          $     552,400.00       0.07%
        6.350                     1          $     240,825.00       0.03%
        6.360                     1          $     224,500.00       0.03%
        6.375                   385          $ 175,835,187.80      23.40%
        6.475                     1          $     332,500.00       0.04%
        6.500                   231          $ 102,047,361.83      13.58%
        6.610                     2          $     688,500.00       0.09%
        6.625                    86          $  37,692,015.03       5.02%
        6.630                     2          $     562,305.00       0.07%
        6.725                     1          $     365,750.00       0.05%
        6.745                     1          $     164,300.00       0.02%
        6.750                    57          $  25,997,391.74       3.46%
        6.755                     1          $     400,000.00       0.05%
        6.875                    27          $  11,325,963.52       1.51%
        7.000                    13          $   5,564,788.35       0.74%
        7.125                     4          $   2,504,500.00       0.33%
        7.250                     1          $     375,107.15       0.05%
        7.375                     2          $     802,683.46       0.11%
        7.500                     4          $   2,215,035.31       0.29%
        7.625                     1          $     350,000.00       0.05%
        7.750                     1          $     399,147.56       0.05%
        7.875                     1          $     447,381.34       0.06%
        8.000                     3          $   1,665,985.41       0.22%
        8.125                     1          $     397,489.82       0.05%
                          -----------------------------------------------------
                               1651          $ 751,474,899.84     100.00%



----------
(1) The lender acquired mortgage insurance mortgage loans as shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.314% per annum. Without the adjustment, the weighted average rate of the mortgage loans is expected to be approximately 6.318% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance              314          $ 136,302,489.83      18.14%
Purchase                        544          $ 244,320,615.88      32.51%
Rate/Term Refinance             793          $ 370,851,794.13      49.35%
                          -----------------------------------------------------
                               1651          $ 751,474,899.84     100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                   154          $  78,625,859.60      10.46%
50.01 to 55.00                   83          $  37,892,720.09       5.04%
55.01 to 60.00                  100          $  46,002,073.06       6.12%
60.01 to 65.00                  112          $  52,979,254.51       7.05%
65.01 to 70.00                  219          $ 100,799,119.81      13.41%
70.01 to 75.00                  287          $ 131,422,247.59      17.49%
75.01 to 80.00                  598          $ 270,244,761.09      35.96%
80.01 to 85.00                    7          $   3,077,298.45       0.41%
85.01 to 90.00                   41          $  16,105,564.78       2.14%
90.01 to 95.00                   50          $  14,326,000.86       1.91%
                          -----------------------------------------------------
                               1651          $ 751,474,899.84     100.00%



----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 69.46%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Investment                       21          $  10,014,621.81       1.33%
Owner Occupied                 1595          $ 726,896,672.85      96.73%
Second/Vacation Home             35          $  14,563,605.18       1.94%
                          -----------------------------------------------------
                               1651          $ 751,474,899.84     100.00%



----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of                        Number of
Current Mortgage                 Mortgage    Aggregate Principal   Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
$  100,000.01 -   $150,000.00         2      $     300,000.00       0.04%
$  150,000.01 -   $200,000.00        25      $   4,266,933.29       0.57%
$  200,000.01 -   $250,000.00        13      $   2,989,155.00       0.40%
$  250,000.01 -   $300,000.00        11      $   3,046,428.26       0.41%
$  300,000.01 -   $350,000.00       201      $  67,870,446.96       9.03%
$  350,000.01 -   $400,000.00       496      $ 187,438,570.17      24.94%
$  400,000.01 -   $450,000.00       283      $ 120,921,710.09      16.09%
$  450,000.01 -   $500,000.00       182      $  86,579,451.67      11.52%
$  500,000.01 -   $550,000.00       131      $  68,987,332.69       9.18%
$  550,000.01 -   $600,000.00        96      $  55,603,400.20       7.40%
$  600,000.01 -   $650,000.00       114      $  72,492,416.32       9.65%
$  650,000.01 -   $700,000.00        14      $   9,511,272.19       1.27%
$  700,000.01 -   $750,000.00        18      $  13,109,681.94       1.74%
$  750,000.01 - $1,000,000.00        65      $  58,358,101.06       7.77%
                                -----------------------------------------------
                                   1651      $ 751,474,899.84     100.00%



----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $455,163.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
        360                    1270          $ 577,633,164.41      76.87%
        359                     248          $ 115,542,506.40      15.38%
        358                      52          $  22,979,241.68       3.06%
        357                      13          $   5,350,287.43       0.71%
        356                      10          $   4,886,234.17       0.65%
        355                       2          $     849,210.53       0.11%
        354                       2          $   1,188,716.07       0.16%
        353                       1          $     476,405.76       0.06%
        350                       1          $     400,000.00       0.05%
        300                       6          $   2,725,517.00       0.36%
        298                       1          $     265,328.26       0.04%
        240                      42          $  17,840,179.00       2.37%
        239                       3          $   1,338,109.13       0.18%
                               ------------------------------------------------
                               1651          $ 751,474,899.84     100.00%



----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 356 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  February 14, 2003



                                       5